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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS BALANCED FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Roger W. Vogel now serves as Co-Portfolio Manager of the fund and manages the equity portion of the fund. Mr. Vogel has been with CSAM since November 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. and the transfer of the business of DLJ Asset Management Group, Inc. ("DLJAM") to CSAM. Prior to joining CSAM, Mr. Vogel was at DLJAM from 1993 to 2000.

Gregg M. Diliberto, Jo Ann Corkran, Leland Crabbe and Jose A. Rodriguez continue to serve as Co-Portfolio Managers of the fixed income portion of the fund.

Scott T. Lewis is leaving his position as Co-Portfolio Manager of the equity portion of the fund to devote more time to other investment areas.

Dated: September 20, 2001                                                16-0901
                                                                             for
                                                                           WPUSL
                                                                           ADBAL